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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)               February 1, 1996
                                                              ------------------

                          BANKERS FIRST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Georgia                        0-12120                58-1529166
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(State or other jurisdiction        (Commission           (I.R.S. Employer
   of incorporation)                File Number)          Identification No.)


             One 10th Street Augusta, Georgia                      30901
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             (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code                (706) 849-3200
                                                                  --------------



                                     None
          -----------------------------------------------------------
          Former name or former address, if changed since last report



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Item 5.  Other Events

        In a press release dated January 31, 1996, the Company announced the results of operations for the fourth quarter and for the year ended December
31, 1995. The Company also announced that March 12, 1996 has been established as the date for the shareholder meeting at which a vote will be taken on the planned merger with SouthTrust Corporation. Shareholders of record on January 24, 1996 will be entitled to vote at the meeting. A copy of the January 31, 1996 press release is attached as Exhibit 99 to this current report on Form 8-K.

                                  SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANKERS FIRST CORPORATION
                                                  (REGISTRANT)

                                            /S/ H.M. Osteen, Jr.
                                            -----------------------------------
                                            H.M. Osteen, Jr.
                                            Chairman, President and Chief
                                            Executive Officer

Date: February 1, 1996